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                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of SEARS ROEBUCK ACCEPTANCE CORP., a Delaware corporation, (the "Company"), does hereby constitute and appoint KEITH E. TROST, GEORGE F. SLOOK, NANCY LYNCH and NANCY K. BELLIS, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933 as amended (the "Securities Act"), the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereto, in connection with the registration under said Securities Act of issues of debt securities, and the qualification of appropriate indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name as director or officer, or both, of the Company, as indicated below opposite his or her signature, to the registration statements, or any amendments, post-effective amendments or supplements thereto, to be filed in respect of said debt securities, and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 31st day of August, 1998.


     NAME                                                        TITLE



/S/KEITH E. TROST                                  Director and President
-------------------                                (Principal Executive Officer)
Keith E. Trost


/S/GEORGE F. SLOOK                                 Vice President, Finance and
-------------------                                Assistant Secretary
George F. Slook                                    (Principal Financial and
                                                   Accounting Officer)

/S/JAMES D. CONSTANTINE                            Director
------------------------
James D. Constantine




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        NAME                                          TITLE




/S/JEFFREY N. BOYER                                  Director
---------------------
Jeffrey N. Boyer


/S/ALICE M. PETERSON                                 Director
---------------------
Alice M. Peterson


/S/LARRY R. RAYMOND                                  Director
---------------------
Larry R. Raymond